[LOGO] First Security Benefit Life Insurance           SECUREDESIGNS(R) VARIABLE
       and Annuity Company of New York(SM)                   ANNUITY APPLICATION

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("FSBL"). QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Complete the entire form to establish a new SecureDesigns(R) Variable Annuity
Contract. Please type or print.
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1.  CHOOSE TYPE OF ANNUITY CONTRACT
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

Please select the annuity type:           [ ] Non-Qualified        [ ] 403(b) TSA      [ ] Traditional IRA      [ ] Roth IRA

Initial Contribution $ ____________________________

FOR IRAS ONLY: Current Year $ ___________________    Prior Year $ ___________________    Rollover $ ____________________________


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2.  PROVIDE ANNUITANT INFORMATION
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

Name of Annuitant _________________________________________________________________________________________ [ ] Male [ ] Female
                  First                                  MI                       Last

Mailing Address ________________________________________________________________________________________________________________
                Street Address                                      City                      State             ZIP Code

Residential Address ____________________________________________________________________________________________________________
(if different from mailing address)    Street Address               City                      State             ZIP Code

Social Security Number/Tax I.D. Number ____________________________________ Date of Birth ______________________________________
                                                                                                       (mm/dd/yyyy)

Daytime Phone Number __________________________________ Home Phone Number ______________________________________________________


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3.  PROVIDE CONTRACTOWNER INFORMATION
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[ ] Same as Annuitant


Name of Contractowner _____________________________________________________________________________________ [ ] Male [ ] Female
                      First                              MI                       Last

Mailing Address ________________________________________________________________________________________________________________
                Street Address                                      City                      State             ZIP Code

Residential Address ____________________________________________________________________________________________________________
(if different from mailing address)    Street Address               City                      State             ZIP Code

Social Security Number/Tax I.D. Number ____________________________________ Date of Birth ______________________________________
                                                                                                       (mm/dd/yyyy)

Daytime Phone Number __________________________________ Home Phone Number ______________________________________________________


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4.  PROVIDE JOINT OWNER INFORMATION
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

Name of Joint Owner _______________________________________________________________________________________ [ ] Male [ ] Female
                    First                                MI                       Last

Mailing Address ________________________________________________________________________________________________________________
                Street Address                                      City                      State             ZIP Code

Residential Address ____________________________________________________________________________________________________________
(if different from mailing address)    Street Address               City                      State             ZIP Code

Social Security Number/Tax I.D. Number ____________________________________ Date of Birth ______________________________________
                                                                                                       (mm/dd/yyyy)

Daytime Phone Number __________________________________ Home Phone Number ______________________________________________________


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FSB 237 (5-06)                                 SecureDesigns 15-90012-08 R (1/4)

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5.  PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Primary Beneficiaries, please attach a separate list to the end of this application.


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         PRIMARY BENEFICIARY NAME        DOB (MM/DD/YYYY)    RELATIONSHIP TO OWNER     % OF BENEFIT
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
 1.
-----------------------------------------------------------------------------------------------------
 2.
-----------------------------------------------------------------------------------------------------
 3.
-----------------------------------------------------------------------------------------------------
 4.
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

For additional Contingent Beneficiaries, please attach a separate list to the end of this application.


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       CONTINGENT BENEFICIARY NAME       DOB (MM/DD/YYYY)    RELATIONSHIP TO OWNER     % OF BENEFIT
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
1.
-----------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------


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6.  PROVIDE REPLACEMENT INFORMATION
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Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No

Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No

If yes, please list the following for all life insurance or annuity contracts to be replaced:

           CURRENT CARRIER NAME                     CONTRACT/POLICY NUMBER

------------------------------------------    ----------------------------------

------------------------------------------    ----------------------------------

------------------------------------------    ----------------------------------

------------------------------------------    ----------------------------------

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7.  CHOOSE OPTIONAL RIDERS
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Please select only one Rider from each category.

Please do not exceed the maximum Rider cost for your contract.

INCOME RIDERS:
      [ ] Guaranteed Minimum Income Benefit 1
          [ ] 3%   [ ] 5%

DEATH BENEFIT RIDER PAYABLE UPON DEATH:
      [ ] Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDERS:
          [ ] 3%   [ ] 4%   [ ] 5%

SURRENDER CHARGE RIDERS:
      [ ] 0-year Alternate Withdrawal Charge Rider
      [ ] 4-year Alternate Withdrawal Charge Rider

GUARANTEED WITHDRAWAL BENEFITS RIDERS:

      [ ] Annual Withdrawal Benefit 5%; Benefit Amount 130%
      [ ] Annual Withdrawal Benefit 6%; Benefit Amount 110%
      [ ] Annual Withdrawal Benefit 7%; Benefit Amount 100%

1 Under these riders, the maximum annual effective interest rate used in computing benefits is 4% for Contract Value allocated to the Money Market Subaccounts and the Fixed Account even if you select a rider that calculates benefits based upon a rate of 5%. If you expect to invest significantly in those Accounts, you may want to select a rate of 3%. Otherwise, you may pay for a higher rate without realizing the benefit.
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FSB 237 (5-06)                                 SecureDesigns 15-90012-08 R (2/4)

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8. INDICATE INVESTMENT DIRECTIONS

Please indicate your investment preferences below. Please use whole percentages totaling 100%

_____ % AIM V.I. Basic Value

_____ % AIM V.I. Capital Development

_____ % AIM V.I. Global Health Care

_____ % AIM V.I. Global Real Estate

_____ % AIM V.I. International Growth

_____ % AIM V.I. Mid Cap Core Equity

_____ % American Century VP Ultra(R)

_____ % American Century VP Value

_____ % Dreyfus IP Technology Growth

_____ % Dreyfus VIF International Value

_____ % Legg Mason Partners Variable Aggressive Growth

_____ % Legg Mason Partners Variable Small Cap Growth

_____ % MFS(R) VIT Research International

_____ % MFS(R) VIT Total Return

_____ % MFS(R) VIT Utilities

_____ % Neuberger Berman AMT Socially Responsive

_____ % Oppenheimer Main Street Small Cap Fund(R)/VA

_____ % PIMCO VIT All Asset

_____ % PIMCO VIT CommodityRealReturn Strategy

_____ % PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

_____ % PIMCO VIT Low Duration

_____ % PIMCO VIT Real Return

_____ % Royce Micro-Cap

_____ % RVT CLS AdvisorOne Amerigo

_____ % RVT CLS AdvisorOne Clermont

_____ % Rydex VT Sector Rotation

_____ % SBL Alpha Opportunity

_____ % SBL Diversified Income

_____ % SBL Enhanced Index

_____ % SBL Equity

_____ % SBL Equity Income

_____ % SBL Global

_____ % SBL High Yield

_____ % SBL Large Cap Value

_____ % SBL Managed Asset Allocation

_____ % SBL Mid Cap Growth

_____ % SBL Mid Cap Value

_____ % SBL Money Market

_____ % SBL Select 25

_____ % SBL Small Cap Growth

_____ % SBL Small Cap Value

_____ % Van Kampen LIT Comstock

_____ % Van Kampen LIT Government

_____ % Van Kampen UIF Equity and Income

_____ % Fixed Account

MUST TOTAL 100%

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9.SALARY REDUCTION INFORMATION

PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION.

The Employee's salary will be reduced by the sum of: $___________or____________% per pay period



Beginning:_________________________________________ [ ] Please skip the following month(s):_____________________________________
          Date (mm/dd/yyyy)

Will your employer match contributions? [ ] Yes [ ] No

Employer Name __________________________________________________________________________________________________________________

Mailing Address ________________________________________________________________________________________________________________
                 Street Address                                     City                      State             ZIP Code

Billing Statement Address ______________________________________________________________________________________________________
(if different from above)  Street Address                           City                      State             ZIP Code


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10. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk except for the amount of funds that are placed in the Fixed Account (subject to availability).

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to FSBL under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, FSBL will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.
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FSB 237 (5-06)                                 SecureDesigns 15-90012-08 R (3/4)

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11. PROVIDE SIGNATURE
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


X_________________________________________________________________    __________________________________________________________
 Signature of Owner                              Date (mm/dd/yyyy)    Signed At (City/State)

X_________________________________________________________________
 Signature of Joint Owner                        Date (mm/dd/yyyy)


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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement by enclosing a completed and signed Definition of Replacement and leaving a copy of the form with the applicant.

[ ] Yes. If yes, please enclose a completed and signed (i) Disclosure Statement; (ii) Important Notice form; and (iii) Incoming Funds Transfer form. The agent is required to leave with the applicant a copy of the Disclosure Statement and Important Notice form. Also, if an Application Supplement is applicable (for selecting the dollar cost averaging or asset allocation option), please enclose a completed and signed Application Supplement as well.


Comments: ______________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

Print Name of Representative ___________________________________________________________________________________________________

X ______________________________________________________________________________________________________________________________
  Signature of Representative                                                                                  Date (mm/dd/yyyy)

Address ________________________________________________________________________________________________________________________
                Street Address                                      City                      State             ZIP Code

Daytime Phone Number _________________________________________    Email Address ________________________________________________

Representative Number_________________________________________________

Print Name of Broker/Dealer_____________________________________________________________________________________________________


For Registered Representative's Use Only

Option:  [ ] A  [ ] B (default)  [ ] C  [ ] D

Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A CONTRACT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who purchases a contract.

What this means to you: When you purchase a contract, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 237 (5-06)                                 SecureDesigns 15-90012-08 R (4/4)